UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2013

RTI BIOLOGICS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-31271	59-3466543
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

11621 Research Circle, Alachua, Florida		32615
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (386)418-8888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 12, 2013, RTI Biologics, Inc., a Delaware Corporation (“RTI” or the “Company”) held a conference call with investors, analysts and other interested parties to provide supplemental information regarding the Merger (as defined below). The conference call was pre-announced and was available to the public through live teleconference. A transcript of the conference call is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information in Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On June 12, 2013, RTI issued a press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Rockets MI Corporation, a Michigan corporation and wholly-owned subsidiary of the Company (“Merger Sub”), Pioneer Surgical Technology, Inc., a Michigan corporation (“Pioneer”) and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as Stockholders’ Agent, pursuant to which the Company will acquire Pioneer through the merger of Merger Sub with and into Pioneer (the “Merger”). In connection with the Merger, RTI received a commitment (the “Commitment”) from TD Bank, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, including any successor thereto), TD Securities “USA” LLC, as bookrunner and joint lead arranger, Regions Bank, as joint lead arranger, and each of the Lenders. Additionally, in connection with the Merger, RTI entered into an investment agreement dated as of June 12, 2013 (the “Investment Agreement”) with WSHP Biologics Holdings, LLC, a Delaware limited liability company.

The Company is filing as Exhibit 99.3 attached hereto slides, which are incorporated herein by reference, that RTI anticipates making available on its website and using in connection with discussing the Merger with investors, analysts, employees and other interested parties.

The material terms of the Merger Agreement, Commitment and Investment Agreement, will be described in a subsequent filing on Form 8-K.

The full text of the press release is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations, estimates and projections about our industry, our management’s beliefs and certain assumptions made by our management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, except for historical information, any statements made in this communication about growth rates, new product introductions, future operational improvements and results or regulatory actions or approvals or changes to agreements with distributors also are forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties, including the risks described in public filings with the U.S. Securities and Exchange Commission (SEC). In addition, these statements are subject to risks associated with the Pioneer’s financial condition, business and operations and the integration of Pioneer’s business with ours. Our actual results may differ materially from the anticipated results reflected in these forward-looking statements. Copies of the company’s SEC filings may be obtained by contacting the company or the SEC or by visiting RTI’s website at www.rtix.com or the SEC’s website at www.sec.gov.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Transcript of conference call of RTI Biologics, Inc. dated June 12, 2013.

Exhibit 99.2	Press release, dated June 12, 2013.

Exhibit 99.3	Investor Presentation Slides, dated June 12, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 12, 2013

RTI BIOLOGICS, INC.

	By:	/s/ Robert P. Jordheim
Robert P. Jordheim
Executive Vice President and Chief Financial Officer

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